SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Madison County Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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April 17, 2015

Dear Stockholder:

We cordially invite you to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Madison County Financial, Inc.  Our Annual Meeting will be held at the main office of the Madison County Bank, located at 111 West Third Street, Madison, Nebraska 68748 at 9:00 a.m., Central time on Monday, May 18, 2015.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted.  Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2015 and any other business that properly comes before the Annual Meeting.

Our Board of Directors has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of Madison County Financial, Inc. and our stockholders.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and “FOR” the ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2015.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

David J. Warnemunde
President and Chief Executive Officer

MADISON COUNTY FINANCIAL, INC.
111 WEST THIRD STREET
MADISON, NEBRASKA 68748
(402) 454-6511

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, MAY 18, 2015

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Madison County Financial, Inc. will be held at the main office of the Madison County Bank, located at 111 West Third Street, Madison, Nebraska 68748 at 9:00 a.m., Central time, on Monday, May 18, 2015.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held so that stockholders may vote on the following matters:

1.	The election of two directors of Madison County Financial, Inc.;

2.	The ratification of the appointment of BKD, LLP as Madison County Financial, Inc.’s independent registered public accounting firm for the year ending December 31, 2015; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on March 31, 2015 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE COMPANY’S SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

Madison County Financial, Inc.’s proxy statement and Annual Report to Stockholders are available on www.madisoncountybank.com.

BY ORDER OF THE BOARD OF DIRECTORS

Warren R. Blank
Corporate Secretary

Madison, Nebraska
April 17, 2015

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT
OF
MADISON COUNTY FINANCIAL, INC.
111 WEST THIRD STREET
MADISON, NEBRASKA 68748
(402) 454-6511

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, MAY 18, 2015

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Madison County Financial, Inc. to be used at Madison County Financial, Inc.’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the main office of the Madison County Bank, located at 111 West Third Street, Madison, Nebraska 68748 at 9:00 a.m. Central time, on Monday, May 18, 2015, and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 17, 2015.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of Madison County Financial, Inc.’s Board of Directors will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.  Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to Madison County Financial, Inc.’s Secretary at Madison County Financial, Inc.’s address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting.  The presence at the Annual Meeting of any stockholder who had returned a proxy does not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to Madison County Financial, Inc.’s Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of Madison County Financial, Inc.’s common stock, par value $0.01 per share, as of the close of business on March 31, 2015 (the “Record Date”) are entitled to one vote for each share then held.  As of the Record Date, Madison County Financial, Inc. had 2,966,982 shares of common stock issued and outstanding.  The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

In accordance with the provisions of Madison County Financial, Inc.’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 15% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit.  The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to Madison County Financial, Inc. to enable the Board of Directors to implement and apply the Limit.

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As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for all the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of Madison County Financial, Inc.’s independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to:  (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal.  The ratification of Madison County Financial, Inc.’s independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by Madison County Financial, Inc.’s Board of Directors.

Participants in the ESOP Plan. If you participate in the Madison County Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a vote authorization form that reflects all shares you may direct the trustees to vote on your behalf under the plan.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Madison County Financial, Inc. common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions is May 11, 2015.

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Persons and groups who beneficially own in excess of five percent of Madison County Financial, Inc.’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership.  The following table sets forth as of the March 31, 2015 Record Date, the shares of common stock beneficially owned by Madison County Financial, Inc.’s named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of Madison County Financial, Inc.’s common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Number of Shares That May Be Acquired Within 60 Days By Exercising Options	Percent of Shares of Common Stock Outstanding

Five Percent Stockholders:

Madison County Bank Employee Stock Ownership Plan 111 West Third Street Madison, Nebraska 68748	255,585			8.6%

Directors and Executive Officers: (8)

James R. Becker	1,700		5,600	*
Ivan J. Beller	13,880	(2)	5,600	*
Warren R. Blank	31,100		5,600	1.0
Brenda L. Borchers	19,863	(3)	1,800	*
Daniel Fullner	86,730	(4)	6,240	2.9
Jon Moyer	66,665	(5)	5,600	2.2
Daniel Tunink	32,300	(6)	5,600	1.0
David D. Warnemunde	104,868		5,600	3.5
David J. Warnemunde	147,119	(7)	25,800	4.9

All Directors and Executive Officers as a Group (9 persons)	504,225		67,440	16.9%

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date.  As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares.  The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)	Includes 7,780 shares owned through a trust.
(3)	Includes 1,351 shares allocated to Ms. Borchers’ ESOP account and 395 shares owned through Ms. Borchers’ spouse’s IRA.
(4)
Includes 22,860 shares owned through Mr. Fullner’s IRA; 20,000 shares owned through a partnership; 17,500 shares owned through a limited liability company; 1,870 shares allocated to Mr. Fullner’s ESOP account; and 3,000 shares owned by Mr. Fullner’s spouse.

(5)	Includes 565 shares allocated to Mr. Moyer’s ESOP account.
(6)	Includes 11,315 shares owned through Mr. Tunink’s IRA and 1,200 shares owned through a trust.
(7)	Includes 12,795 shares owned through Mr. Warnemunde’s 401(k) Plan; 21,870 shares owned through Mr. Warnemunde’s IRA; and 2,714 shares allocated to Mr. Warnemunde’s ESOP account.
(8)	The business address of each director and executive officer is 111 West Third Street, Madison, Nebraska 68748.
*	Less than 1%.

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PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of seven members. The Company’s bylaws provide, and the terms of Madison County Financial, Inc.’s Board of Directors are classified, so that approximately one-third of the directors are to be elected annually.  The Company’s directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify.  Two directors will be elected at the Annual Meeting. The Company’s Nominating Committee has nominated Warren R. Blank and David J. Warnemunde, each to serve as a director for a three-year term. Messrs. Blank and Warnemunde are current members of the Board of Directors, and each has agreed to serve as a director, if elected.

The table below sets forth certain information regarding the composition of Madison County Financial, Inc.’s Board of Directors, including the terms of office of each director.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below.  If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.  Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends a vote “FOR” each of the nominees listed in this Proxy Statement.

The following table sets forth certain information regarding Madison County Financial, Inc.’s directors.

Name	Age at March 31, 2015	Position	Current Term Expires	Director Since(1)

Nominees

Warren R. Blank	59	Director and Corporate Secretary	2015	1985
David J. Warnemunde	54	President, Chief Executive Officer and Chairman of the Board	2015	1993

Directors Continuing in Office

Ivan Beller	79	Director	2016	1981
Jon Moyer	76	Director	2016	2007
Daniel Tunink	59	Director	2017	2004
David D. Warnemunde	75	Director	2017	2002
James R. Becker	53	Director	2017	2013

(1)	Includes service on the Board of Directors of Madison County Bank.

The Business Background of Madison County Financial, Inc.’s Directors and Executive Officers

The business experience for the past five years of each of Madison County Financial, Inc.’s directors and executive officers is set forth below.  With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director.  Each director is also a director of Madison County Bank.  Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

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Nominees:

Warren R. Blank is part owner of Bill Blank Agency, Inc., an insurance agency, real estate sales, appraisal and auctioneering services firm located in Madison, Nebraska.  Mr. Blank’s financial and commercial experience provides the Board with general business acumen.

David J. Warnemunde is our President, Chief Executive Officer and Chairman of the Board. He has been employed by and has been the Chief Executive Officer of Madison County Bank since 1992 and has served as our President and Chief Executive Officer since 1994. Mr. Warnemunde’s experience provides the Board with a perspective on the day to day operations of Madison County Bank, and assists the Board in assessing the trends and developments in the financial institutions industry on a local and national basis. Additionally, Mr. Warnemunde is active in civic and charitable organizations, including St. Leonard Church Endowment Fund, Knights of Columbus and the Madison, Jones & Remender Foundation.  Mr. Warnemunde has extensive ties to the community that support our business generation. Mr. Warnemunde is the son of Director David D. Warnemunde and he is also the nephew by marriage of Dennis Johnson, President of Bush & Roe Financial, Inc., our insurance subsidiary.

Directors Continuing in Office

Ivan J. Beller is President and part owner of Beller & Backes, Inc., a Case IH farm equipment dealership located in Humphrey, Nebraska.  Mr. Beller’s extensive experience in the farm equipment industry, experience in managing the operations of a business enterprise, and knowledge of the region and involvement with community organizations provides the Board with general business acumen and insight in assessing strategic transactions involving Madison County Financial, Inc. and Madison County Bank.

Jon Moyer serves as our Bank Appraiser and in this position he conducts real estate appraisals and evaluations for Madison County Bank, a position he has held since 1994. Mr. Moyer has been employed by Madison County Bank since 1994. Mr. Moyer’s extensive knowledge of the farming industry in our market area and his institutional knowledge of Madison County Bank provides the Board with valuable insight regarding risk assessment.

Daniel Tunink is an insurance agent and licensed realtor for Diversified Insurance, a business enterprise which he owns and which is located in Randolph, Nebraska.  Mr. Tunink is a local area agent for Madison County Bank and originates loans for the bank.  Mr. Tunink’s financial and commercial experience provides the Board with general business acumen.

David D. Warnemunde is President of Winside State Bank, Winside, Nebraska. Mr. Warnemunde is the father of David J. Warnemunde, our President and Chief Executive Officer, and is the brother-in-law of Dennis Johnson, President of Bush & Roe Financial, Inc. our insurance subsidiary.  Mr. Warnemunde’s experience as a community bank executive provides the Board with valuable insight in assessing strategic transactions involving Madison County Financial, Inc. and Madison County Bank.

James R. Becker is the owner of JKB Farms, Inc., a family farming corporation and is actively engaged in farming in Madison County.  He was elected as director in August, 2013.  Mr. Becker’s experience in owning and managing his farm and his extensive knowledge of the farming industry in our market area provides the board additional expertise with regard to risk assessment of agricultural real estate and non-real estate lending.

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Executive Officers Who Are Not Directors:

Daniel A. Fullner has been employed by Madison County Bank since 1992, and serves as Senior Vice President, Treasurer and General Counsel. Mr. Fullner is a licensed attorney in the State of Nebraska. His responsibilities include loan underwriting, providing legal services to Madison County Bank and reviewing all files to ensure proper lien perfection.

Brenda L. Borchers has been employed by Madison County Bank since 1981 in positions of increasing responsibility and has served as our Chief Financial Officer since 2012. Prior to her appointment as Chief Financial Officer, Ms. Borchers served as our Vice President and Cashier.

Meetings and Committees of the Board of Directors

The Company conducts business through meetings of Madison County Financial, Inc.’s Board of Directors and its committees.  During the year ended December 31, 2014, the Board of Directors of Madison County Financial, Inc. had four regular meetings and two special meetings. During 2014, the Board of Directors of Madison County Bank had six regular meetings and one special meeting.  The Board of Directors of Madison County Financial, Inc. has established the following standing committees:  the Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee.  Each of these committees operates under a written charter, which governs their composition, responsibilities and operations.

Executive sessions of the independent directors of the board are held on a regular basis.

Board Independence

The Board of Directors has determined that directors Ivan Beller, Warren Blank, Daniel Tunink and James Becker are each “independent” as defined in the listing standards of the Nasdaq Stock Market.  Mr. David J. Warnemunde is not independent because he is an executive officer of Madison County Financial, Inc.   Mr. Jon Moyer is not independent because he is an officer of Madison County Bank, and Mr. David D. Warnemunde is not independent because he is the father of David J. Warnemunde.

There were no transactions required to be reported under “Transactions With Certain Related Persons,” below that were considered in determining the independence of Madison County Financial, Inc.’s directors.

Board Leadership Structure

Our Board of Directors is chaired by David J. Warnemunde who is also our President and Chief Executive Officer. Mr. Warren Blank serves as our Lead Independent Director.  We believe that our governance structure is appropriate given the relatively non-complex operating philosophy of our organization. As Chief Executive Officer of our organization, and having been employed by Madison County Bank for 23 years, Mr. David J. Warnemunde is well-positioned to understand the challenges faced by our organization.  As a result, he can recommend solutions and prioritize the agenda for action by the Board of Directors. We understand the risk that an inside Chairman could theoretically manage the Board of Director’s agenda to limit the consideration of important issues relating to management.  To minimize the risk of having a joint Chairman and Chief Executive Officer, the independent directors, led by its Lead Director, meet in executive session periodically to discuss certain matters such as the Chief Executive Officer’s performance and his annual compensation as well as our internal audits and internal controls.

Board’s Role in Risk Oversight

The Board’s role in Madison County Financial, Inc.’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to Madison County Financial, Inc., including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand Madison County Financial, Inc.’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee will report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

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The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of directors Ivan Beller (Chairman), Warren Blank and Daniel Tunink each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards.  The Board of Directors has adopted a written charter for the Committee. The Nominating and Corporate Governance Committee charter is posted on Madison County Financial, Inc.’s website at www.madisoncountybank.com.  The Nominating and Corporate Governance Committee met two times during 2014.

The functions of the Nominating and Corporate Governance Committee include the following:

•
to lead the search for individuals who are qualified to become members of the Board under the standards outlined by the Nominating and Corporate Governance Committee, and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership; and

•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to Madison County Financial, Inc.’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members.  In addition, the Committee is authorized by its charter to engage a third party to assist in identifying potential director nominees.  At a minimum, the Nominating and Corporate Governance Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•	has personal and professional ethics and integrity;

•	has experiences and achievements that give him or her the ability to exercise good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, including being available for Board and committee meetings;

•	is familiar with the communities in which Madison County Financial, Inc. operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to Madison County Financial, Inc. or its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of Madison County Financial, Inc.’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of Madison County Financial, Inc.’s audit committee, and the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

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The Company does not maintain a specific diversity policy, but diversity is considered in Madison County Financial, Inc.’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

Procedures for the Recommendation of Director Nominees by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the submission of recommendations for director nominees by stockholders.  Stockholders may submit the names of qualified candidates for director by writing to the Corporate Secretary, at P.O. Box 650, 111 West Third Street, Madison, Nebraska 68748.  To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary not less than 180 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders.

The submission must include the following information:

•
the name and address of the stockholder as he or she appears on Madison County Financial, Inc.’s books, and number of shares of Madison County Financial, Inc.’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of Madison County Financial, Inc.’s common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and us;

•	a statement detailing any relationship between the candidate and any of Madison County Financial, Inc.’s customers, suppliers or competitors;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at Annual Meeting.”

The committee did not receive any stockholder-recommended nominees for inclusion in this Proxy Statement.

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Stockholder Communications with the Board

Any of Madison County Financial, Inc.’s stockholders who want to communicate with the Board of Directors or with any individual director can write to Madison County Financial, Inc.’s Corporate Secretary, at P.O. Box 650, 111 West Third Street, Madison, Nebraska 68748.  The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example, where it is a request for information about Madison County Financial, Inc. or its subsidiaries, or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to Madison County Financial, Inc.’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. This Code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.  There were no amendments made to or waivers from Madison County Financial, Inc.’s Code of Ethics in 2014.  A copy of Madison County Financial, Inc.’s Code of Ethics is posted on Madison County Financial, Inc.’s website, www.madisoncountybank.com.

Attendance at Annual Meetings of Stockholders

The Company does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. All of our directors are expected to attend our 2015 Annual Meeting of Stockholders and all of our directors attended our 2014 Annual Meeting of Stockholders.

Compensation Committee

The members of the Compensation Committee are directors Warren R. Blank (Chairman), Ivan J. Beller and Daniel L. Tunink, each of whom is considered “independent” as defined in the Nasdaq corporate governance listings standards. The committee is responsible for reviewing all compensation matters related to Madison County Financial, Inc.’s employees.  The Compensation Committee operates under a written charter which is available at Madison County Financial, Inc.’s website at www.madisoncountybank.com.  The Compensation Committee met three times during 2014.

Pursuant to Madison County Financial, Inc.’s Compensation Committee Charter, the Compensation Committee approves the compensation objectives for Madison County Financial, Inc. and Madison County Bank, and establishes the compensation for the Chief Executive Officer and other executives. The Company’s President and Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation.  However, the President and Chief Executive Officer does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee.  The Compensation Committee reviews all compensation components for Madison County Financial, Inc.’s Chief Executive Officer and other highly compensated executive officers including base salary, annual incentive, long-term incentives and other perquisites.  In addition to reviewing competitive market values, the committee also examines the total compensation mix, the pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package.  Decisions by the Compensation Committee with respect to the compensation of executive officers are considered and acted upon by the full Board of Directors.  In addition, the Compensation Committee may delegate to management certain of its duties and responsibilities, including the adoption, amendment, modification or termination of benefit plans.  The Compensation Committee also reviews the form and amount of compensation paid to our non-management directors from time-to-time.

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The Compensation Committee has sole authority and responsibility under its charter to approve the engagement of any compensation consultant it uses and the fees for those services. However, the Compensation Committee did not engage a compensation consultant to assist in determining the amount or form of executive and director compensation paid during the year ended December 31, 2014.

Audit Committee

The Company’s Audit Committee consists of Daniel L. Tunink (Chairman), Ivan J. Beller and Warren R. Blank, each of whom is “independent” under the Nasdaq corporate governance listing standards and SEC Rule 10A-3. The Board has determined that Warren Blank qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC.

The Audit Committee reviews the contents of and conclusions in audit reports prepared by Madison County Financial, Inc.’s independent registered public accounting firm, reviews and approves the annual engagement of Madison County Financial, Inc.’s independent registered public accounting firm, Madison County Financial, Inc.’s audit and compliance related policies, and reviews with management and Madison County Financial, Inc.’s independent registered public accounting firm, Madison County Financial, Inc.’s financial statements and internal controls.  The Board of Directors has adopted a written charter for the Audit Committee, which is posted on the Madison County Financial, Inc.’s website at www.madisoncountybank.com.  The Audit Committee met seven times during 2014.

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

●	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2014;

●
Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●
Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Madison County Financial, Inc.’s audited consolidated financial statements be included in Madison County Financial, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Madison County Financial, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee:
Ivan J. Beller
Warren R. Blank
Daniel L. Tunink

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Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934.  The Company’s executive officers and directors and beneficial owners of greater than 10% of Madison County Financial, Inc.’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of Madison County Financial, Inc.’s common stock.  SEC rules require disclosure in Madison County Financial, Inc.’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis.  Based on Madison County Financial, Inc.’s review of ownership reports and management questionnaires, Madison County Financial, Inc. believes that none of Madison County Financial, Inc.’s executive officers or directors failed to file these reports on a timely basis for 2014.

Executive Officer Compensation

Summary Compensation Table.  The table below summarizes for the years ended December 31, 2014 and 2013 the total compensation paid to or earned by Madison County Financial, Inc.’s President and Chief Executive Officer, David J. Warnemunde, and Madison County Financial, Inc.’s two other most highly compensated executive officers.  Each individual listed in the table below is referred to as a Named Executive Officer.

For a narrative description of information included in this table, please see the discussion in this proxy statement below.

Summary Compensation Table for the Years Ended December 31, 2014 and 2013
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards (3) ($)	Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation (5) ($)	Total ($)

David J. Warnemunde President and Chief Executive Officer	2014 2013	260,400 252,772	135,000 122,500	598,500 ―	193,500 ―	1,083 970	60,144 52,613	1,248,627 428,855

Daniel A. Fullner Senior Vice President, Treasurer and General Counsel	2014 2013	108,738 106,012	65,000 65,000	119,700 ―	46,440 ―	― ―	31,992 28,183	371,870 199,195

Brenda L. Borchers Vice President, Cashier and Chief Financial Officer	2014 2013	90,484 86,150	34,000 33,000	119,700 ―	46,440 ―	― ―	18,875 15,445	309,499 134,595

(1)
Represents a discretionary bonus payment awarded to each Named Executive Officer.  Please see “Discretionary Bonus Payments” for further details regarding the performance metrics used by the board of directors to determine each Named Executive Officer’s discretionary bonus payment.

(2)
Reflects the grant date fair value calculated in accordance with FASB ASC Topic 718 on outstanding restricted stock awards for each Named Executive Officer based upon the Company’s stock price of $17.10 as of February 14, 2014, the date of grant.  When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.  At December 31, 2014, the aggregate number of unvested restricted stock award shares held in trust was 39,900 for all Named Executive Officers.  For more information, see note 12 to the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

(3)
Reflects the compensation expense to be recorded in accordance with FASB ASC Topic 718 on outstanding stock option awards for each  Named Executive Officer, based upon a fair value of $2.58 for each option using the Black-Scholes option pricing model.  For information on the assumptions used to compute fair value, see note 12 to the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

(4)
Amount represents the above-market earnings, as determined under applicable SEC rules, on compensation that was deferred by Mr. Warnemunde pursuant to his Director Deferred Fee Agreement with Madison County Bank.

(5)
The amounts reflect what we have paid for, or reimbursed, the applicable Named Executive Officer for various benefits and perquisites which we provide.  A break-down of the various elements of compensation in this column is set forth in the table immediately below.

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Amounts included in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for the year ended December 31, 2014 represent grants under our 2013 Equity Incentive Plan. Despite the fact that: (i) these awards vest ratably over a vesting period following the grant date; and (ii) the annual financial statement expense that we are required to recognize for these grants will be expensed ratably over the vesting period and will be significantly less than the amounts included in the “Stock Awards” and “Option Awards” columns for the year ended December 31, 2014, Securities and Exchange Commission rules require that we report the full grant date fair value of restricted stock and stock option awards in the year in which the grants are made.   In addition, with respect to stock options, the actual value, if any, realized by any Named Executive Officer from any stock option will depend on the extent to which the market value of the Madison County Financial, Inc. common stock exceeds the exercise price of the stock option on the date of exercise.  Accordingly, there is no assurance that the value realized by a Named Executive Officer will be at or near the value estimated above in the “Option Awards” column.

All Other Compensation
Name	Year	Perquisites(1) ($)	Employer Contributions to 401(k) Plan ($)	Life Insurance(2) ($)	Employer Contributions to Deferral Account(3) ($)	ESOP(4) ($)	Accumulated Cash Dividends on Shares of Unvested Restricted Stock ($)	Board Fees(5) ($)	Total ($)
David J. Warnemunde	2014	―	23,400	911	1,500	17,313	6,720	10,300	60,144
Daniel A. Fullner	2014	―	6,194	472	―	13,682	1,344	10,300	31,992
Brenda L. Borchers	2014	―	4,264	398	―	9,433	1,680	3,100	18,875

(1)	For the year ended December 31, 2014, no Named Executive Officer received perquisites or personal benefits that, in the aggregate, were greater than or equal to $10,000.
(2)	Represents cost to Madison County Bank of providing life insurance coverage to the Named Executive Officer.
(3)	Amount represents employer contributions made to Mr. Warnemunde’s deferral account in accordance with his Director Deferred Fee Agreement with Madison County Bank.
(4)	Amount represents contributions made to the ESOP for the year ended December 31, 2014.
(5)
For the year ended December 31, 2014, (i) Mr. Warnemunde was paid $2,800 in Board fees and $7,500 in Loan and Executive Committee fees, (ii) Mr. Fullner was paid $2,800 in fees for his attendance at Board meetings and $7,500 in Loan and Executive Committee fees, and (iii) Ms. Borchers was paid $600 in fees for her attendance at Board meetings, and was paid $2,500 for Executive Committee fees.

Employment Agreements

On April 16, 2012, Madison County Bank entered into employment agreements with Messrs. David J. Warnemunde and Fullner that superseded and replaced their prior employment agreements dated September 1, 2011.  The new employment agreements were retroactively effective as of September 1, 2011.    Each employment agreement has an initial term of three years, and will renew on each anniversary date thereafter so that the remaining term is three years, provided that the board of directors has consented to the extension of the term.   For 2015, each employment agreement provides Messrs. Warnemunde and Fullner with an annual base salary of $265,800 and $110,400, respectively, plus a discretionary bonus as determined and authorized by the board of directors as described in more detail below.  In addition, Messrs. Warnemunde and Fullner are entitled to participate in employee and welfare benefit plans offered by Madison County Bank, and will be reimbursed for all reasonable business expenses incurred.  Furthermore, each executive will be reimbursed for out-of-pocket expenses for an annual physical. Such reimbursement will not exceed $15,000.

In the event of the executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event the executive resigns during the term of the employment agreement for “good reason,” each executive will be entitled to receive: (i) his base salary and (ii) continued medical and dental coverage (at no cost to the executive) that is substantially comparable to the coverage received by the executive as of his date of termination.  Such payment and benefits will be provided by Madison County Bank for the remaining term of the executive’s employment agreement, but in no event for a period of less than 12 months following his date of termination.  “Good reason” exists if, without the executive’s written consent, any of the following occurs: (i) a material reduction in the executive’s base salary or benefits (other than a reduction or elimination that is part of a good faith, overall reduction to all employees in a manner that does not discriminate against the executive); (ii) a material reduction in the executive’s authority, duties or responsibilities attributable to his executive position; (iii) a relocation of the executive’s principal place of employment by more than 35 miles from Madison County Bank’s main office location; or (iv) a material breach of the employment agreement by Madison County Bank.

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In the event of the executive’s involuntary termination of employment for reasons other than cause or voluntary resignation for “good reason” occurring on or after, but within two years following, a change in control of Madison County Bank or Madison County Financial, Inc., each executive would be entitled to a cash severance payment equal to $1.00 less than three times the executive’s “base amount” as defined under Section 280G of the Internal Revenue Code (the “base amount” is the five-year average of the executive’s taxable compensation received from Madison County Bank or Madison County Financial, Inc.).  Such payment will be payable in equal installments over 36 months immediately following the executive’s date of termination, and paid in lieu of the cash severance benefits described in the previous paragraph.  In addition, the executive will be entitled to receive continued medical and dental coverage (at no cost to the executive) for the remaining term of the employment agreement, but in no event for a period of less than 12 months following his date of termination.  Notwithstanding the foregoing, in the event any severance payments or benefits that are provided to the executive in connection with a change in control of Madison County Bank or Madison County Financial, Inc. are considered “excess parachute payments” subject to penalty taxes under Section 280G of the Internal Revenue Code, the severance payments and/or benefits payable under the employment agreement will be reduced accordingly to avoid penalty taxes.

If the executive’s termination of employment occurs due to disability, the executive will be entitled to receive disability benefits, if any, provided under any disability plan sponsored by Madison County Bank.  In addition, the executive will receive continued medical and dental coverage (at no cost to the executive) that is substantially comparable to the coverage received by the executive as of his date of termination.  Such coverage will continue until the later of (i) the last day of the remaining term of the employment agreement or (ii) the date on which the executive attains age 65.   Upon the occurrence of the executive’s death while employed with Madison County Bank, the executive’s estate or beneficiary will be paid the executive’s base salary at the rate in effect at the time of death for a period one year thereafter.  In addition, for the later of (i) the remaining term of the employment agreement or (ii) one year following the executive’s death, Madison County Bank will continue to provide (at no cost to the Executive’s beneficiaries) non-taxable medical and dental coverage to the executive’s eligible beneficiaries.

Discretionary Bonus Payments

The board of directors has the authority to award discretionary bonus payments to the Named Executive Officers.  While strict numerical formulas are not used to quantify the Named Executive Officers’ bonus payments, both company-wide and individually-based performance objectives are used to determine bonus payments.  Company-wide performance objectives focus on growth, expense control and asset quality, which are customary metrics used by similarly-situated financial institutions in measuring performance.  Individually-based performance objectives are determined based on the individual’s responsibilities and contributions to our successful operation.  Both the company-wide and individually-based performance objectives are evaluated by the board of directors on an annual basis and also as a trend of performance measured over the prior three years.  The board of directors also takes into consideration outside factors that impact our performance, such as national and local economic conditions, the interest rate environment, regulatory mandates and the level of competition in our primary market area.

Based on the foregoing, for 2014 Mr. Warnemunde, Mr. Fullner and Ms. Borchers received bonus payments of $135,000, $65,000 and $34,000, respectively, in recognition of their performance and efforts.

Benefit Plans

2013 Equity Incentive Plan.  On November 13, 2013, our stockholders approved the 2013 Equity Incentive Plan to provide employees and directors of Madison County Financial, Inc. and Madison County Bank with additional incentives to promote the growth and performance of Madison County Financial, Inc. and to further align the interests of our directors and management with the interests of our stockholders by increasing the ownership interests of directors and management in the common stock of Madison County Financial, Inc.  The 2013 Equity Incentive Plan is administered by the Compensation Committee. The 2013 Equity Incentive Plan initially authorized the issuance of up to 447,027 shares of common stock, of which up to 319,305 shares of common stock may be delivered pursuant to the exercise of stock options and 127,722 shares of common stock may be issued pursuant to grants of restricted stock awards and/or restricted stock units.  Each individual employee or non-employee director may not receive more than 35% and 6%, respectively, of the shares available to be issued under the plan as stock options, and 35% and 6%, respectively, of the shares to be issued under the plan as restricted stock awards or restricted stock units.  The non-employee directors may not receive, in the aggregate, more than 35% of the shares available to be issued under the plan as stock options and 35% of the shares to be issued under the plan as restricted stock awards or restricted stock units.

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The Compensation Committee may determine the type and terms and conditions of the awards under the 2013 Equity Incentive Plan, which will be set forth in an award agreement delivered to each recipient.  Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock or restricted stock units, as follows:

(i)
Stock Options.  A stock option gives the recipient the right to purchase shares of Madison County Financial, Inc. common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value on the date the stock option is grant.  Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees are eligible to receive incentive stock options.

(ii)
Restricted Stock.  A restricted stock award is a grant of common stock of Madison County Financial, Inc., subject to vesting requirements, to a recipient for no consideration or minimum consideration as may be required by applicable law.  Restricted stock awards are granted in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Compensation Committee as set forth in the 2013 Equity Incentive Plan or the award agreement.  Unless otherwise determined by the Compensation Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive dividends and distributions with respect to the common stock.

(iii)
Restricted Stock Units.  Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock, however, unlike a restricted stock award, no shares of stock are transferred to the recipient until certain requirements or conditions associated with the award are satisfied.

With respect to restricted stock and restricted stock units, performance measures may be applied to the awards so that they are conditioned on the achievement of one or more performance measures set forth in the 2013 Equity Incentive Plan and specified in the recipient’s underlying award agreement.  Such shares are referred to as “performance shares.”  The performance shares will vest only on the achievement of one or more performance measures in whole or in part, which are predetermined and specified in the recipient’s award agreement.  Notwithstanding the foregoing, unless otherwise specified in the recipient’s award agreement, all awards will vest upon death, disability or involuntary termination of employment or termination of service as a director following a change in control.

As of December 31, 2014, the Compensation Committee awarded 115,000 restricted stock awards and 288,000 stock options to employees and directors under the 2013 Equity Incentive Plan.

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Outstanding Equity Awards at Year End.  The following table sets forth information with respect to the outstanding equity awards as of December 31, 2014 for the Named Executive Officers.

Outstanding Equity Awards at Year Ended December 31, 2014
Name	Grant Date	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date	Equity Incentive Plan Awards: Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)

David J. Warnemunde	02/14/2014	12,900	62,100	(3)	17.10	02/14/2024	28,000	541,520

Daniel A. Fullner	02/14/2014	3,120	14,880	(4)	17.10	02/14/2024	5,600	108,304

Brenda L. Borchers	02/14/2014	1,800	16,200	(5)	17.10	02/14/2024	6,300	121,842

(1)
The unvested restricted stock awards for Messrs. Warnemunde and Fullner vest ratably on March 1 of each year until March 1, 2018.  The unvested restricted stock awards for Ms. Borchers vest ratably on November 1 of each year until November 1, 2020.

(2)	Amounts are based on the fair market value of Madison County Financial, Inc.’s common stock on December 31, 2014, which is equal to $19.34.
(3)
For Mr. Warnemunde: (i) 32,000 of his unexercisable options vest ratably on March 1 of each year until March 1, 2018; and (ii) 30,100 of his unexercisable options vest ratably on March 1 of each year until March 1, 2020.

(4)
For Mr. Fullner: (i) 8,000 of his unexercisable options vest ratably on March 1 of each year until March 1, 2018; and (ii) 6,880 of his unexercisable options vest ratably on March 1 of each year until March 1, 2020.

(5)	For Ms. Borchers, the 16,200 unexercisable options vest ratably on November 1 of each year until November 1, 2020.

Salary Continuation Agreements.  Madison County Bank entered into Salary Continuation Agreements with Mr. David J. Warnemunde, Mr. Fullner and Ms. Borchers on May 15, 2002.  Each agreement provides for an annual retirement equal to $172,000, $100,000 and $36,000 for Mr. Warnemunde, Mr. Fullner and Ms. Borchers, respectively (referred to as the “Annual Retirement Benefit”).  For purposes of the Salary Continuation Agreements, the normal retirement age for Mr. Warnemunde, Mr. Fullner and Ms. Borchers is age 61, age 65 and age 62, respectively. For Mr. Warnemunde, his Annual Retirement Benefit will be increased by 8% per year for each plan year that is completed from his 62nd birthday until his 67th birthday, provided that he is employed with Madison County Bank during such time period.  For Ms. Borchers, her Annual Retirement Benefit will be increased by 3.5% per year for each plan year that is completed from her 63rd birthday until her 67th birthday, provided that she is employed with Madison County Bank during such time period.  Mr. Fullner’s Annual Retirement Benefit does not adjust. The board of directors in its sole discretion may further increase each executive’s Annual Retirement Benefit.   The Annual Retirement Benefit is payable in equal monthly installments for 15 years following the executive’s termination of employment for any reason (other than death) occurring on or after attaining his or her normal retirement age.

In the event of the executive’s termination of employment prior to his or her normal retirement age, the executive will be paid his or her accrued benefit as of the termination date, provided however if such termination occurs on or after a change in control of Madison County Bank, the executive will instead be paid his or her Annual Retirement Benefit.  Such benefit (in either case) will be payable in equal monthly installments for 15 years following the executive’s date of termination.  Notwithstanding the foregoing, in the event any benefits that are payable to the executive in connection with a change in control of Madison County Bank are considered “excess parachute payments” subject to penalty taxes under Section 280G of the Internal Revenue Code, the benefits payable under the Salary Continuation Agreements will be reduced accordingly to avoid penalty taxes.

Director Deferred Fee Agreement. Madison County Bank entered into a Director Deferred Fee Agreement with Mr. David J. Warnemunde.  Please see the description of this agreement set forth below under “Director Compensation – Director Plans” for further details.

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Tax-Qualified Benefit Plans

401(k) Plan.  Madison County Bank maintains the Madison County Bank 401(k) Profit Sharing Plan, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the 401(k) Plan’s eligibility requirements.  All eligible employees can begin participation in the 401(k) Plan on the first day of the plan year or the first day of the seventh month of the plan year coinciding with or next following the date on which the employee attains age 21 and completes one year of service.  A participant may contribute up to 100% of his or her compensation to the 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code.  For 2015, the salary deferral contribution limit is $18,000 provided, however, that a participant over age 50 may contribute an additional $6,000 to the 401(k) Plan.  A participant is always 100% vested in his or her salary deferral contributions. In addition to salary deferral contributions, the 401(k) Plan provides that Madison County Bank will make (i) an employer contribution equal to a discretionary percentage of the participant’s salary deferral contribution, provided that such amount does not exceed 3% of the participant’s compensation earned during the plan year, and (ii) a discretionary contribution to be determined by Madison County Bank.  Participants will vest in their employer contributions at a rate 20% per year, beginning after the completion of two years of credited service, such that the participants will become 100% vested upon the completion of six years of credited service. However a participant will immediately become 100% vested in any employer contributions upon the participant’s death, disability or attainment of age 65 while employed with Madison County Bank.  Generally, unless a participant elects otherwise, the participant’s benefit under the 401(k) Plan will be payable in the form of a lump sum payment as soon as administratively feasible following his or her termination of employment with Madison County Bank.

Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options or vehicles available, including Madison County Financial, Inc. common stock.

ESOP.  In connection with the conversion of Madison County Holding Company, MHC from the mutual to stock form of organization and related stock offering, effective January 1, 2012, Madison County Bank adopted the ESOP for eligible employees.  Eligible employees who have attained age 21 and were employed by us as of May 1, 2012 began participation in the ESOP on the later of the effective date of the ESOP or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

In the conversion, the ESOP trustee purchased, on behalf of the ESOP, 255,444 shares of Madison County Financial, Inc. common stock, or 8% of the total number of shares of common stock issued in the stock offering.  The ESOP funded its stock purchase with a loan from Madison County Financial, Inc. equal to the aggregate purchase price of the common stock.  The loan is repaid principally through Madison County Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the 25-year term of the loan.  The initial interest rate for the ESOP loan was the prime rate, as published in The Wall Street Journal, on the closing date of the conversion.  Thereafter the interest rate adjusts annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee holds the shares purchased by the ESOP in an unallocated suspense account.  Shares are released from the suspense account on a pro-rata basis as the loan is repaid.  The trustee allocates the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants.  Participants vest in their benefit at a rate of 20% per year, beginning after the completion of their second year of service, such that the participants will be 100% vested upon completion of six years of credited service.  Participants who were employed by Madison County Bank immediately prior to the conversion received credit for vesting purposes for years of service prior to adoption of the ESOP.  Participants also will become fully vested upon normal retirement, death or disability, a change in control, or termination of the ESOP.  Generally, participants will receive distributions from the ESOP upon severance from employment.  The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The ESOP permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts.  The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

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Under applicable accounting requirements, Madison County Bank records compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts.  The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants results in a corresponding reduction in Madison County Financial, Inc.’s earnings.

Other than our ESOP, Madison County Financial, Inc. currently has no equity-based benefit plans that were not approved by stockholders.

Director Compensation

Set forth below is a summary of the compensation for each of our non-employee directors for the year ended December 31, 2014.  Director compensation paid to David J. Warnemunde who is also a Named Executive Officers is reflected above in “Executive Compensation – Summary Compensation Table.”

Director Compensation

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Nonqualified Deferred Compensation Earnings (4) ($)	All Other Compensation(5) ($)	Total ($)
James R. Becker	10,800	29,070	36,120	―	1,125	77,115
Ivan J. Beller	12,000	104,310	36,120	1,083	1,500	155,013
Warren R. Blank	12,800	104,310	36,120	1,083	1,500	155,813
Jon M. Moyer	15,800	104,310	36,120	1,738	2,500	160,468
Daniel L. Tunink	23,800	104,310	36,120	280	1,500	166,010
David D. Warnemunde	10,800	104,310	36,120	689	1,500	153,419

(1)	See table immediately following for breakdown of fees earned in 2014.
(2)
Reflects the grant date fair value calculated in accordance with FASB ASC Topic 718 on outstanding restricted stock awards for each director based upon Madison County Financial, Inc.’s stock price of $17.10 as of February 14, 2014, the date of grant.  When shares become vested, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.  As of December 31, 2014, each director has 6,100 outstanding restricted stock awards, with the exception of Mr. Becker who has 1,700 outstanding restricted stock awards.  For more information, see note 12 to the notes to the consolidated financial statements included in Madison County Financial, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014.

(3)
Reflects the compensation expense to be recorded in accordance with FASB ASC Topic 718 on outstanding stock option awards for each director based upon a fair value of $2.58 for each option using the Black-Scholes option pricing model.  For information on the assumptions used to compute fair value, see note 12 to the notes to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.   As of December 31, 2014, each director had 14,000 outstanding stock option awards.

(4)	Amount represents the above-market earnings on compensation that was deferred by each director pursuant to his Director Deferred Fee Agreement with Madison County Bank.
(5)
No director received any perquisites or benefits that, in the aggregate, were equal to or greater than $10,000.  Amount represents employer contributions made to the director’s deferral account in accordance with his Director Deferred Fee Agreement with Madison County Bank.

Amounts included in the “Stock Awards” and “Option Awards” columns of the Director Compensation Table for the year ended December 31, 2014 represent grants under our 2013 Equity Incentive Plan. Despite the fact that: (i) these awards vest ratably over a vesting period following the grant date; and (ii) the annual financial statement expense that we are required to recognize for these grants will be expensed ratably over the vesting period and will be significantly less than the amounts included in the “Stock Awards” and “Option Awards” columns for the year ended December 31, 2014, Securities and Exchange Commission rules require that we report the full grant date fair value of restricted stock and stock option awards in the year in which the grants are made.  In addition, with respect to stock options, the actual value, if any, realized by any director from any stock option will depend on the extent to which the market value of the Madison County Financial, Inc. common stock exceeds the exercise price of the stock option on the date of exercise.  Accordingly, there is no assurance that the value realized by a director will be at or near the value estimated above in the “Option Awards” column.

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Director Fees

All directors received fees per board and committee meetings attended in 2014.  In addition, each director other than our President and Chief Executive Officer, David J. Warnemunde, received a director bonus fee.  Each person who serves as a director of Madison County Financial, Inc. also serves as a director of Madison County Bank and earns director and committee fees only in his or her capacity as a board or committee member of Madison County Bank.

Director Fees
Name	Board Meetings ($)	Bonus Fee ($)	Committee Meeting Fees ($)	Total ($)
James R. Becker	2,800	8,000	―	10,800
Ivan J. Beller	2,000	8,000	2,000	12,000
Warren R. Blank	2,800	8,000	2,000	12,800
Jon M. Moyer	2,800	8,000	5,000	15,800
Daniel L. Tunink	2,800	8,000	13,000	23,800
David D. Warnemunde	2,800	8,000	―	10,800

Director Plans

Director Deferred Fee Agreements.  Madison County Bank entered into Director Deferred Fee Agreements with Messrs. David J. Warnemunde, Becker, Blank, Beller, Moyer, Tunink and David D. Warnemunde.  Each agreement allows for the director to elect to defer a portion of his director fees to an individual deferral account established by Madison County Bank.  In addition, Madison County Bank may make discretionary contributions to the director’s deferral account at its sole discretion.  Notwithstanding the foregoing, with the exception of Messrs. Tunink, Becker and David D. Warnemunde, Madison County Bank made an initial contribution to each director’s deferral account equal to $6,000 ($10,000 for Mr. Moyer), plus interest for a four-year period equal to 8.0%, compounded monthly.  For Messrs. Tunink, Becker and David D. Warnemunde, no initial contribution was made to their deferral accounts.

With the exception of Messrs. Tunink and Becker, each director’s deferral account balance will be credited with earnings at the end of each plan year equal to 8.0%, compounded monthly.  Messrs. Becker’s and Tunink’s deferral account balances will be credited with earnings at the end of each month equal to 6.0%, compounded monthly.  The difference in the earnings crediting rate reflects the lower market interest rates at the time of entering into Messrs. Becker’s and Tunink’s agreements.  Each director is always 100% vested in his deferral account balance.

The deferral account balance will generally be payable to each director (or to the director’s beneficiary in the event of death) in monthly installments for 180 months (or a lump sum for Mr. Tunink) following the earlier of: (i) the director’s termination of service from the board; (ii) death; (iii) disability; or (iv) a change in control of Madison County Bank.  Each director will continue to accrue earnings on his deferral account balance until it is paid in full.

2013 Equity Incentive Plan. Directors are eligible to participate in the 2013 Equity Incentive Plan.  Please see the description of the plan set forth above under “Benefits Plans” for further details.

Transactions With Certain Related Persons

In the ordinary course of business, Madison County Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans to other borrowers not related to Madison County Bank.  Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

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The Sarbanes-Oxley Act of 2002 generally prohibits a publicly traded company from making loans to its executive officers and directors, but it contains a specific exemption from such prohibition for loans made by a federally insured financial institution, such as Madison County Bank to the Company’s executive officers and directors in compliance with federal banking regulations. At December 31, 2014, all of Madison County Bank’s loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Madison County Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

PROPOSAL II – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Madison County Financial, Inc.’s Board of Directors has approved the engagement of BKD, LLP to serve as Madison County Financial, Inc.’s independent registered public accounting firm for the year ending December 31, 2015. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of BKD, LLP for the year ending December 31, 2015.  A representative of BKD, LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Audit Fees.  The aggregate fees billed for professional services rendered by BKD, LLP for the audit of Madison County Financial, Inc.’s annual financial statements and, Forms 10-Q and 10-K were $97,500 and $93,600 for 2014 and 2013, respectively.

Audit-Related Fees.  The aggregate fees billed for professional services rendered by BKD, LLP that were reasonably related to the performance of the audits described above were $0 and $2,150 for 2014 and 2013, respectively.

Tax Fees.  There were no fees billed for professional services by BKD, LLP for tax services for 2014 and 2013, respectively.

All Other Fees.  There were no fees billed for professional services rendered for Madison County Financial, Inc. by BKD, LLP for service other than those listed above for the years 2014 and 2013, respectively.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

In order to ratify the selection of BKD, LLP as the independent registered public accounting firm for 2015, the proposal must receive a majority of the votes cast, either in person or by proxy, in favor of such ratification.  The Board of Directors recommends a vote “FOR” the ratification of BKD, LLP as independent registered public accounting firm for 2015.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in Madison County Financial, Inc.’s proxy materials for Madison County Financial, Inc.’s 2016 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Madison County Financial, Inc.’s executive offices, 111 West Third Street, Madison, Nebraska, no later than December 18, 2015. If the date of the 2016 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before Madison County Financial, Inc. prints or mails proxy materials for such meeting.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in Madison County Financial, Inc.’s proxy materials), Madison County Financial, Inc.’s articles of incorporation and Bylaws and Maryland corporation law.

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ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of Madison County Financial, Inc. at the principal executive offices of Madison County Financial, Inc. not later than the close of business on the 90th day prior to the anniversary date of the date of Madison County Financial, Inc.’s proxy statement relating to the preceding year’s annual meeting of stockholders and not earlier than the close of business on the 120th day prior to the anniversary date of the date of Madison County Financial, Inc.’s proxy statement relating to the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the 10th day following the date on which public disclosure of the date of such meeting is first made.  The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require Madison County Financial, Inc. to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The 2016 annual meeting of stockholders is expected to be held on May 16, 2016.  For the 2016 annual meeting of stockholders, the notice would have to be received between December 18, 2015 and January 17, 2016.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

MISCELLANEOUS

The Company will bear the cost of solicitation of proxies and Madison County Financial, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, Madison County Financial, Inc.’s directors, officers and regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation.

The Company’s proxy statement and Annual Report to Stockholders are available on our website at www.madisoncountybank.com.

THE COMPANY’S 2014 ANNUAL REPORT TO STOCKHOLDERS IS BEING FURNISHED TO STOCKHOLDERS.  COPIES OF ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 111 WEST THIRD STREET, MADISON, NEBRASKA 68748, ATTENTION:  CORPORATE SECRETARY.

BY ORDER OF THE BOARD OF DIRECTORS

Warren R. Blank
Corporate Secretary

Madison, Nebraska
April 17, 2015

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REVOCABLE PROXY

MADISON COUNTY FINANCIAL, INC.
ANNUAL MEETING OF STOCKHOLDERS

May 18, 2015

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Madison County Financial, Inc. with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Madison County Financial, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the main office of the Madison County Bank, located at 111 West Third Street, Madison, Nebraska 68748 at 9:00 a.m., Central time on Monday, May 18, 2015. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

FOR ALL

		FOR	WITHHELD	EXCEPT
1.
The election as Directors of the nominees listed below each to serve for a three-year term.

Warren R. Blank
David J. Warnemunde

INSTRUCTION: To withhold your vote for one or more nominees, mark “For all Except” and write the name(s) of the nominee(s) on the line(s) below.

		☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of BKD, LLP as Madison County Financial, Inc.’s independent registered public accounting firm for the year ending December 31, 2015.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE.  IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

1

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Madison County Financial, Inc. at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of Madison County Financial, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from Madison County Financial, Inc. prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated April 17, 2015 and audited financial statements.

Dated:	☐ Check Box if You Plan
to Attend Annual Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.